1933 Act Registration No. 33-12
                                        1940 Act File No. 811-4401
                                        Rule 497(e)

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                        SUPPLEMENT DATED JANUARY 5, 2001
                        TO PROSPECTUS DATED MAY 1, 2000

Purchases Without a Front-End Sales Charge for Transfer From Unrelated Funds
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     Until February 28, 2001, you may purchase Class A shares of any of the Tax-
Exempt, Government, S&P 100 Plus, Achievers, PSE Tech 100 Index and Managed Growth Portfolios at net asset value (that is, without a front-end sales charge) if you pay for the shares with the proceeds from the redemption of shares of another mutual fund, but only if the other fund is not a part of Principal Preservation Portfolios, Inc. You qualify for this net asset value purchase privilege whether or not you paid a sales charge on the shares you redeemed in the unrelated fund. However, you must have redeemed those unrelated fund shares no more than 90 days prior to your purchase of Class A shares of the relevant Portfolio. B.C. Ziegler and Company (the "Distributor") may make a payment or payments out of its own funds to Selected Dealers who effect such exchanges in an amount not to exceed 0.5 of 1% of the amount you invest with respect to the Tax-Exempt, Government, Achievers and Managed Growth Portfolios, and 0.25 of 1% of the amount you invest with respect to the S&P 100 Plus and PSE Tech 100 Index Portfolios. The Distributor may condition all or a part of such payment upon the amount you invest remaining invested with Principal Preservation for a minimum period of time.